                                                                     Exhibit 99.1

                                                        SENECA FOODS CORPORATION AND SUBSIDIARIES
                                                 UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS
                                                                     MARCH 31, 2003
                                                                (In Thousands of Dollars)

                                       Acquirer                               Purchase                Sale
                                                                              --------                ----
                                      Consolidated           Acquiree                      Pro Forma                 Pro Forma
                                       Historical           Historical                   Adjustments                  Balance
                                      ------------          ----------                   -----------                 ---------

ASSETS
Current Assets:
Cash and Short Term Investments          $64,984             $3,592        ($51,968) (b)                ($3)           $16,605
Accounts Receivable, Net                  31,799             32,279          (2,388) (a)                                61,690
Inventories                              141,649            161,851         (20,273) (a)            (29,197)           254,030
Deferred Tax Asset , Net                   3,300              7,488          (7,488) (a)                                 3,300
Other Current Assets                       1,969                790            (619) (a)                                 2,140
                                       --------------------------------------------        -----------------------------------
Total Current Assets                     243,701            206,000         (82,736) (a)            (29,200)           337,765
Prop., Plant and Equip., Net             132,969             83,191          12,510  (a)            (20,963)           207,707
Other Assets                               2,870             13,700          (4,838) (a)             (2,904)             8,828
                                       --------------------------------------------        -----------------------------------
                                        $379,540           $302,891        ($75,064)               ($53,067)          $554,300
                                       =======================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Notes Payable                                               $50,375          $91,042  (b)          ($47,445)           $93,972
Accounts Payable                          22,730             17,277              515  (b)            (4,322)            36,200
Accrued Expenses                          25,602             16,216           (1,004) (a)              (856)            39,958
Current Portion of Long Term Debt
  and Capital Lease Obligations           22,987              7,997          (10,777) (b)                               20,207
                                        --------------------------------------------       -----------------------------------
Total Current Liabilities                 71,319             91,865           79,776                (52,623)           190,337
Long Term Debt                           127,107             28,533            (987)  (b)                              154,653
Capital Lease Obligations                  6,230              1,388                                    (444)             7,174
Deferred Gain and Other Liabilities        6,497             14,815          (7,411)  (a)                               13,901
Deferred Income Taxes                      9,023             13,276         (13,276)  (a)                                9,023
                                        --------------------------------------------------------------------------------------
Total Liabilities                        220,176            149,877           58,102                (53,067)           375,088
Stockholders' Equity:
Preferred Stock                           41,656                              15,000  (b)                               56,656
Common Stock                               2,849                                                                         2,849
Additional Paid-in-Capital                14,616            198,873         (197,808) (b)                               15,681
Accumulated Other Comprehensive Income       422             (9,242)           9,242                                       422
Retained Earnings                         99,821            (36,617)          40,400                                   103,604
                                        --------------------------------------------------------------------------------------
Stockholders' Equity                     159,364            153,014         (133,166)                                  179,212
                                        --------------------------------------------------------------------------------------
                                        $379,540           $302,891         $(75,064)              ($53,067)          $554,300
                                        ======================================================================================

The accompanying notes are an integral part of these unaudited Pro Forma Condensed Financial Statements.


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

                                                                SENECA FOODS CORPORATION, AND SUBSIDIARIES
                                                           PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                                                                    TWELVE MONTHS ENDED MARCH 31, 2003

                                                                               (Unaudited)
                                                                     (In thousands, except share data)

                                                Acquirer
                                              Consolidated           Acquiree                Pro Forma                    Pro Forma
                                               Historical           Historical              Adjustments                     Balance
                                                                                    Purchase              Sale

Net Sales                                        $644,379           $395,319                          ($94,481)            $945,217

Costs and Expenses:

Cost of Product Sold                              590,079            374,137                           (89,419)             874,797
Selling, General and Administrative                21,265             27,711          (15,209) (d)      (6,623)              27,144
Other expense, net                                  4,719            (2,310)                                                  2,409
Interest Expense                                   13,757             4,448             1,443  (c)      (1,439)              18,209
                                                 ----------------------------------------------------------------------------------
  Total Costs and Expenses                        629,820            403,986            4,366          (97,481)             922,559

Income Before Income Taxes and Extraordinary Item  14,559             (8,667)          13,766            3,000               22,658

Income Taxes                                        5,509             (4,039)           5,209              965                7,644
                                                 ----------------------------------------------------------------------------------

Earnings (Loss) from Continued Operations          $9,050            ($4,628)          $8,557           $2,035              $15,014
                                                 ==================================================================================

Net Earnings- Common Stock                         $9,047            ($4,628)          $8,557           $2,035              $15,011

Diluted Earnings Per Share                          $0.88                                                                     $1.35
                                                 ==================================================================================

Weighted Average Common Shares
  Outstanding Diluted                            10,225,438                           967,742 (b)                        11,193,180
                                                 ==================================================================================

The accompanying notes are an integral part of these unaudited Pro Forma Condensed Financial Statements.

                    SENECA FOODS CORPORATION AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


March 31, 2003 Statements (Last previous fiscal year):

The Acquiree Historical column reflects the addition of the assets and liabilities and related income and expense accounts of the membership interest in Chiquita Processed Foods, L.L.C. ("CPF") purchased from Chiquita Brands International, Inc. on May 27, 2003 as described in Item 2 of this Form 8-K. The Pro Forma adjustments in the "Purchase" column are as a result of the purchase of Chiquita described above. The adjustments in the "Sale" column are as a result of the sale of three of the plants purchased from Chiquita to Lakeside Foods, Inc. on June 17, 2003 and the sale of a processing plant and distribution facility to Lakeside Foods on August 6, 2003. The unaudited pro forma consolidated condensed financial statements reflect adjustments, which are based on our preliminary estimates, to reflect the allocation of purchase price to the acquired assets and assumed liabilities of CPF.

(a) The Pro Forma adjustments referenced as (a) reflect the estimated purchase price allocation of the aforementioned purchase.

(b) The Pro Forma adjustments referenced as (b) reflect the source of the funds used for the aforementioned purchase. The source of the funds used includes long-term debt of $20 million, cash of $52 million and the balance ($76 million) from short-term borrowings. In addition, preferred stock of $16 million was used to fund the purchase.

(c) To reflect the increase in interest expense as a result of the acquisition using $110 million of cash plus the assumption of debt.

(d) To reflect the reduction in administrative expense as a result of combining the two companies.


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